Exhibit 32.1
SECTION 1350 CERTIFICATION
In connection with the Annual Report of Huntington Bancshares Incorporated (the Company) on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Stephen D. Steinour, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen D. Steinour
Stephen D. Steinour
Chief Executive Officer
February 16, 2024